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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

      NEW JERSEY                    0-19777                    22-3103129
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)               Identification
     incorporation)                                              Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on October 22, 2004 attached to and made part of this report, reporting the initiation of a new multicenter Phase II clinical study using the Company's Levulan(R) Kerastick(R) and BLU-U(R) photodynamic therapy (PDT) for the treatment of moderate to severe acne vulgaris of the face.

Except for historical information, this report contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the number of clinical trial sites, the protocol parameters including incubation times, number and time intervals of treatments, efficacy endpoints, and safety and tolerability assessments, the opportunity for a treatment alternative and other risks identified in DUSA's SEC filings from time to time.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

[99]     Press Release dated October 22, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DUSA PHARMACEUTICALS, INC.


Dated: October 22, 2004                 By: /s/ D. Geoffrey Shulman
                                           -------------------------------------
                                           D. Geoffrey Shulman, MD, FRCPC
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

NO.        DESCRIPTION
--------   ------------------------------------
99         Press Release dated October 22, 2004